U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report - March 19, 2002


                          PEOPLES FINANCIAL CORP., INC.
             (Exact name of registrant as specified in its charter)



        Pennsylvania                     33-88802              25-1469914
        ------------                     --------              ----------
(State or other Jurisdiction       (Commission File No.)     (IRS Employer
      of Incorporation)                                   Identification Number)


Ford Street and Fourth Avenue, Ford City, PA                 16226
---------------------------------------------                -----
   (Address of principal executive offices)                (Zip Code)


Registrant's telephone number including area code:       (717) 763-1221
                                                         --------------


                                       N/A

          (Former name or former address, if changed since last report)


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Item 1.   Changes in Control of Registrant

               Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

               Not Applicable.

Item 3.   Bankruptcy or Receivership.

               Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

               Not Applicable.

Item 5.   Other Events.

               S&T Bancorp, Inc. (Nasdaq: STBA), the holding company for S&T Bank, and Peoples Financial Corp., Inc. (OTC Bulletin Board:
               PPFN.OB), the holding company for PFC Bank, announced jointly on March 20, 2002, that they entered into a definitive agreement under which S&T Bancorp and S&T Bank intend to acquire Peoples Financial and PFC Bank, respectively. Under the terms of the agreement, the shareholders of Peoples Financial will receive $52.50 in cash for each share of Peoples Financial, for an aggregate transaction value of $87.4 million. The transaction is subject to, among other things, regulatory approval and approval by the shareholders of Peoples Financial.

Item 6.   Resignations of Registrant's Directors.

               Not Applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

               Exhibits:

               99.1 Press Release, dated March 20, 2002.

               99.2 Agreement and Plan of Reorganization, dated as of March 19,
                    2002, by and among Peoples Financial Corporation, Inc.,
                    S & T Bancorp, Inc. and S & T Merger Subsidiary, Inc.

Item 8.   Change in Fiscal Year.

               Not Applicable.

Item 9.   Regulation FD Disclosure.

               Not Applicable.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PEOPLES FINANCIAL CORP., INC.
                                         (Registrant)


Dated: March 26, 2002                    /s/ R. B. Robertson
                                         ---------------------------------------
                                         R. B. Robertson, Chairman and
                                         Chief Executive Officer


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                                  EXHIBIT INDEX



                                                                  PAGE NO. IN
                                                                    MANUALLY
                                                                     SIGNED
EXHIBIT NO.                                                         ORIGINAL
----------                                                          --------

99.1      Press Release, dated March 20, 2002.

99.2 Agreement and Plan of Reorganization, dated as of March 19, 2002, by and among Peoples Financial
          Corporation, Inc., S & T Bancorp, Inc. and
          S & T Merger Subsidiary, Inc.


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